UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       December 31, 2009

                         PORTLOGIC SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

     Nevada

333-151434

             20-2000407

(State or other jurisdiction

(Commission

                  (IRS Employer

         of incorporation)

File Number)

                              Identification No.)

                          100 King St. W., Suite 5700, Toronto, Ontario, Canada                                              M5X 1K7

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code   (702) 357-8674

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 29, 2009, our Board of Directors authorized a forward stock split of the issued and outstanding shares of our common stock, par value $0.001, on a 2 for 1 basis.  We filed a Certificate of Change on December 31, 2009 with an effective date of January 20, 2010 (the “Effective Date”).  Although the Certificate was filed and approved with the State of Nevada on December 31, 2009, the stock split will not be effected until we receive approval by the Financial Industry Regulatory Authority, Inc., or FINRA. We are currently waiting for FINRA to approve the foregoing stock split so that it is effective in the market and we expect such split to be effective on or about January 20, 2010.

Upon approval by FINRA, each holder of common stock will receive 1 additional share of our common stock for each share of our common stock they own immediately prior to the Effective Date.  The forward stock split will result in an increase in the number of shares of the Company’s common stock issued and outstanding while the number of authorized shares will remain the same.

A copy of the Certificate of Change filed with the Nevada Secretary of State is attached to this current report as Exhibit 3.1 and is included herein by reference.

This report contains forward-looking statements that involve risks and uncertainties.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks and uncertainties as may be detailed from time to time in our public announcements and filings with the U.S. Securities and Exchange Commission.  Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made.  We do not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in our expectations, except as required by law.

Item 9.01.

     Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION
3.1	Certificate of Change filed with the Nevada Secretary of State, dated December 31, 2009 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portlogic Systems, Inc.

____________________________________________

             (Registrant)

Date  January 8,  2010

____________________________________________

/s/  Jueane Thiessen

____________________________________________

             (Signature)

Name: Jueane Thiessen

Title: Principal Executive Officer